Exhibit 99.1

Catamaran Completes Acquisition of RESTAT

SCHAUMBURG, Ill., October 1, 2013 – Catamaran Corp. (NASDAQ: CTRX, TSX: CCT), a leading provider of pharmacy benefit management (PBM) services and technology, announced today the completion, effective as of October 1, 2013, of its previously disclosed acquisition of RESTAT, LLC
(“RESTAT”), for a purchase price of $409.5 million in cash, subject to certain customary post-closing adjustments. The purchase price was funded from Catamaran’s existing cash balance and $350 million in borrowings under its revolving credit facility.

“This is yet one more step to executing on our strategy of pursuing acquisitions in the middle market,”
said Mark Thierer, Chairman and CEO of Catamaran. “RESTAT presents a great opportunity to add to our scale and to offer new programs and services to RESTAT clients.”

RESTAT provides prescription claim processing and PBM services. RESTAT is based in Milwaukee,
Wisconsin, where its operations will remain.

About Catamaran

Catamaran, one of the industry's fastest-growing pharmacy benefits manager, helps organizations and the communities they serve take control of prescription drug costs. Managing more than 250 million prescriptions each year on behalf of 25 million members, our flexible, holistic solutions improve patient care and empower individuals to take charge of their health. Processing one in every five prescription claims in the U.S., Catamaran's skill and scale deliver compelling financial results and sustainable improvement in the overall health of members. Catamaran is headquartered in Schaumburg, Illinois with multiple locations in the U.S. and Canada. For more information, please visit CatamaranRx.com.

For further information contact:
Tony Perkins
Investor Relations
Catamaran Corporation
Tel: (312) 261-7805
Tony.Perkins@catamaranRx.com

Forward Looking Statements

Certain information included herein constitutes “forward-looking statements” within the meaning of applicable securities laws and is subject to important risks, uncertainties and assumptions. These forward-looking statements include, among other things, information with respect to the Company's anticipated operating results and management's objectives and the strategies to achieve those objectives, as well as information with respect to the Company's beliefs, plans, expectations, anticipations, estimates and intentions. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward looking statements, including without limitation, the risks and challenges associated with our PBM partnering agreement with Cigna Corporation due to the size of the client and the complexity and term of the agreement; our dependence on, and ability to retain, key customers; our ability to achieve increased market acceptance for our product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in our software products; our ability to identify and complete acquisitions, manage our growth, integrate acquisitions and achieve expected

Exhibit 99.1

synergies from acquisitions; our ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for our solutions and services; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology;
compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; breach of our security by third parties; our dependence on the expertise of our key personnel; our access to sufficient capital to fund our future requirements; potential write-offs of goodwill or other intangible assets; and the outcome of any legal proceeding that has been or may be instituted against us.

In addition, numerous factors could cause actual results with respect to the RESTAT acquisition to differ materially from those in the forward-looking statements, including, without limitation, the possibility that the expected efficiencies and cost savings from the transaction will not be realized, or will not be realized within the expected time period; the risk that the Catamaran and RESTAT businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; and the risk of customer attrition at RESTAT or Catamaran. This list is not exhaustive of the factors that may affect any of our forward-looking statements and is subject to change.
Other factors that should be considered are discussed from time to time in Catamaran's filings with the
U.S. Securities and Exchange Commission, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results
of Operations” in our Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at
www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to Catamaran or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS RELEASE REPRESENTS THE
COMPANY'S CURRENT EXPECTATIONS AND, ACCORDINGLY, IS SUBJECT TO CHANGE.
HOWEVER, THE COMPANY EXPRESSLY DISCLAIMS ANY INTENTION OR OBLIGATION TO
UPDATE OR REVISE ANY FORWARD-LOOKING INFORMATION, WHETHER AS A RESULT OF NEW
INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY APPLICABLE LAW.